UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2023

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2023, DHI Group, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) as a virtual meeting online via live webcast, at which the Company’s stockholders approved the DHI Group, Inc. 2022 Omnibus Equity Award Plan, as Amended and Restated (the “2022 Equity Plan”). The 2022 Equity Plan was amended and restated to, among other things, increase the number of shares of the Company’s common stock authorized for issuance by 2,900,000 newly reserved shares. The 2022 Equity Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2022 Equity Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2023 (as supplemented to date, the “Proxy Statement”). The summaries of the 2022 Equity Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2022 Equity Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

ITEM 5.07.    Submission of Matters to Vote of Security Holders.
On April 26, 2023, the Company held its Annual Meeting as a virtual meeting online via live webcast. The Company's stockholders voted on, and approved, the following proposals at the Annual Meeting:
Proposal 1: Election of two Class I directors, for a term of three-years, or until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Art Zeile	37,787,848	272,217	16,758	4,884,949
Elizabeth Salomon	37,167,326	674,845	234,652	4,884,949
Proposal 2: Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
42,790,630	129,906	41,236
Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
37,650,391	334,442	91,990	4,884,949
Proposal 4: Advisory vote on the frequency of future advisory votes to approve the compensation of the Company's named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
33,566,979	33,269	4,304,467	172,108	4,884,949

Proposal 5: Approval of the DHI Group, Inc. 2022 Omnibus Equity Award Plan, as Amended and Restated.

For	Against	Abstain	Broker Non-Votes
35,852,236	2,183,710	40,877	4,884,949
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements of Business Acquired.
Not applicable.
(b)Pro Forma Financial Information.
Not applicable.
(c)Shell Company Transactions.
Not applicable.
(d)Exhibits.

EXHIBIT NO.	DESCRIPTION
10.1	DHI Group, Inc. 2022 Omnibus Equity Award Plan, as Amended and Restated
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	April 28, 2023	By: /S/ Brian P. Campbell
Name: Brian P. Campbell
Title: Chief Legal Officer

EXHIBIT INDEX
10.1	DHI Group, Inc. 2022 Omnibus Equity Award Plan, as Amended and Restated
104	Cover Page Interactive Data File (embedded within the inline XBRL)